UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 26, 2005

OPTIMUMBANK HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida	0001288855	55-0865043
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2477 E. Commercial Blvd., Ft. Lauderdale, FL 33308 33308

(Address of principal executive offices) (Zip Code)

(954) 776-2332

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.) : N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition and Item 7.01. Regulation FD Disclosure.

On January 26, 2005, OptimumBank Holdings, Inc. issued a press release disclosing information regarding its results of operations and financial condition for the quarter and year ended December 31, 2004 (furnished hereunder as Exhibit 99.1).

Item 9.01 Financial Statements and Exhibits.

(c)

Exhibits

 99.1

 Press Release issued January 26, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTIMUMBANK HOLDINGS, INC.

By:	/s/ RICHARD L. BROWDY
Richard L. Browdy
President

Date: January 26, 2005

Exhibit Index

Exhibit No.	Exhibit Description

99.1	Press Release issued January 26, 2005